UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 25, 2009 (February 23, 2009)

ADVANCED MEDICAL OPTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31257	33-0986820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 E. St. Andrew Place Santa Ana, CA	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 247-8200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

Advanced Medical Optics, Inc., a Delaware corporation (the “Company”), certain guarantors named therein and Wilmington Trust Company, as trustee (“Wilmington Trust Company”), are parties to an Indenture dated as of April 2, 2007, as supplemented by the supplemental indenture, dated as of April 2, 2007, among the Company, certain guarantors named therein and Wilmington Trust Company (collectively, the “Indenture”), governing the Company’s $250,000,000 aggregate principal amount outstanding of 7 1/2% senior subordinated notes due May 1, 2017 (the “Notes”). On February 25, 2009, the Company, the guarantors named therein and Wilmington Trust Company entered into a second supplemental indenture to amend the Indenture (the “Supplemental Indenture”). The Supplemental Indenture was entered into in connection with the Company’s previously announced tender offer and related consent solicitation (the “Notes Offer”) with respect to the Notes. As part of the consent solicitation, the Company sought and received the requisite consents from holders of the Notes to approve certain amendments to the Indenture. The amendments to the Indenture contained in the Supplemental Indenture eliminate substantially all of the restrictive covenants (other than, among other covenants, the covenant to pay interest and premium, if any, on, and principal of, the Notes when due), certain events of default and substantially all of the restrictions on the ability of the Company to merge or consolidate contained in the Indenture and the Notes, and waive any and all defaults resulting from the consummation of the transactions contemplated by the Merger Agreement (as defined below).

A copy of the Supplemental Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference. The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture.

ITEM 1.02.	Termination of a Material Definitive Agreement.

On February 23, 2009, the Company received a payoff letter (the “Payoff Letter”) from Bank of America, N.A. in connection with paying off its outstanding obligations under the senior credit facilities evidenced by that certain Credit Agreement, dated April 2, 2007 (as amended, the “Credit Agreement”), by and among the Company, the guarantors party thereto, the lenders from time to time party thereto, UBS Securities LLC, as syndication agent, Goldman Sachs Credit Partners L.P., as documentation agent, and Bank of America, N.A., as administrative agent, swing line lender and L/C issuer. On February 25, 2009, the conditions precedent to the effectiveness of the Payoff Letter were satisfied, commitments to extend further credit under the Credit Agreement terminated, and all liens, security interests and pledges securing the obligations under the Credit Agreement were released and terminated. There were no prepayment penalties associated with paying off and terminating the Credit Agreement.

ITEM 2.01.	Completion of Acquisition or Disposition of Assets.

On February 25, 2009, the Company announced the expiration of the Notes Offer. The Notes Offer expired at 12:00 midnight, New York City time, on February 24, 2009, at which time, based on information provided to the Company by Computershare Trust Company, N.A., the depositary for the Notes Offer, $248,250,000 principal amount of Notes, or approximately 99.3% of the outstanding principal amount of the Notes, had been validly tendered in the Notes Offer. The Company has accepted for purchase $248,250,000 principal amount of Notes validly tendered prior to the expiration of the Notes Offer.

On February 25, 2009, Rainforest Acquisition Inc., a Delaware corporation (the “Purchaser”) and a wholly owned subsidiary of Abbott Laboratories, an Illinois corporation (“Abbott”), announced the expiration of its offer to purchase (the “Offer”) all of the outstanding shares of common stock, par value $0.01 per share (the “Common Stock”), and the associated preferred stock purchase rights issued in connection with the Rights Agreement, dated June 24, 2002, by and between the Company and Mellon Investor Services, LLC (together with the Common Stock, the “Shares”), of the Company at a price of $22.00 per Share, net to the seller in cash (without interest and subject to any required withholding taxes). The Offer expired at 12:00 midnight, New York City time, on February 24, 2009. Computershare Trust Company, N.A., the depositary for the Offer, advised the Purchaser that a total of approximately 56,395,914 Shares were validly tendered and not withdrawn (including approximately 6,657,258 Shares subject to guaranteed delivery procedures). Abbott has announced that these Shares, together with Shares beneficially owned by Abbott and its wholly owned subsidiaries, represent approximately 93.5% of the issued and outstanding Shares. The Purchaser has accepted for purchase all Shares validly tendered in the Offer.

The Offer was made pursuant to the agreement and plan of merger, dated as of January 11, 2009 (as amended, the “Merger Agreement”), by and among Abbott, the Purchaser and the Company, which was filed by the Company as Exhibit 2.1 to the Current Report on Form 8-K filed on January 13, 2009 and is incorporated herein by reference.

ITEM 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 8.01.	Other Events.

On February 25, 2009, the Company issued a press release announcing the acceptance of Notes pursuant to the Notes Offer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On February 25, 2009, Abbott issued a press release announcing the acceptance of Shares pursuant to the Offer. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of February 25, 2009, among Advanced Medical Optics, Inc., the guarantors party thereto and Wilmington Trust Company, as trustee.

99.1	Press release of Advanced Medical Optics, Inc. announcing the acceptance of Notes pursuant to the Notes Offer dated February 25, 2009.

99.2	Press release of Abbott Laboratories announcing the acceptance of Shares pursuant to the Offer dated February 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Medical Optics, Inc.

By:	/s/ Aimee S. Weisner
Aimee S. Weisner
Executive Vice President, Administration and Secretary

Date: February 25, 2009

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of February 25, 2009, among Advanced Medical Optics, Inc., the guarantors party thereto and Wilmington Trust Company, as trustee.

99.1	Press release of Advanced Medical Optics, Inc. announcing the acceptance of Notes pursuant to the Notes Offer dated February 25, 2009.

99.2	Press release of Abbott Laboratories announcing the acceptance of Shares pursuant to the Offer dated February 25, 2009.